UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 11, 2011 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commissio99.n File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

PG&E Corporation:

On May 11, 2011, PG&E Corporation held its annual meeting of shareholders.  At the meeting, the shareholders voted as indicated below on the following matters:

1.	Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the proxy statement):

	For	Against	Abstain	Broker Non-Vote(1)
David R. Andrews	255,235,687	2,265,271	562,131	43,232,662
Lewis Chew	256,141,522	1,365,032	556,537	43,232,660
C. Lee Cox	251,605,677	5,822,279	635,135	43,232,660
Maryellen C. Herringer	202,758,357	54,759,446	545,287	43,232,661
Roger H. Kimmel	255,921,024	1,515,821	626,245	43,232,661
Richard A. Meserve	244,194,582	13,298,409	570,097	43,232,663
Forrest E. Miller	253,428,442	4,079,436	555,211	43,232,662
Rosendo G. Parra	255,811,371	1,608,516	643,202	43,232,662
Barbara L. Rambo	251,171,800	6,382,661	508,630	43,232,660
Barry Lawson Williams	243,535,288	13,906,133	621,670	43,232,660

Each director nominee named above was elected a director of PG&E Corporation.

2.	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2011 (included as Item 2 in the proxy statement):

For:	298,383,247
Against:	2,144,297
Abstain:	768,207

This proposal was approved.

3.	Non-binding advisory vote on executive compensation (included as Item 3 in the proxy statement):

For:	251,443,368
Against:	5,706,806
Abstain:	912,913
Broker Non-Vote(1)	43,232,664

This proposal was approved.

4.	Non-binding advisory vote on the frequency of the advisory vote on executive compensation (included as Item 4 in the proxy statement):

1 Year:	217,699,359
2 Years:	2,003,234
3 Years:	37,546,865
Abstain:	813,627
Broker Non-Vote(1)	43,232,666

The one-year option was approved.  In accordance with the voting results for this item, PG&E Corporation intends to maintain its policy of providing shareholders with an annual opportunity to cast a non-binding advisory vote on executive compensation until the next required advisory vote on the frequency of future advisory votes on executive compensation.  Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), PG&E Corporation is required to provide shareholders at least once every six calendar years the opportunity to cast a non-binding advisory vote on the frequency of shareholder votes on executive compensation.

5.	Shareholder proposal regarding independent Board chairman (included as Item 5 in the proxy statement):

For:	76,843,575
Against:	180,237,686
Abstain:	980,855
Broker Non-Vote(1):	43,233,635

This shareholder proposal was not approved.

6.	Shareholder proposal regarding neutral PG&E personnel policies (included as Item 6 in the proxy statement):

For:	8,015,975
Against:	239,773,062
Abstain:	10,273,086
Broker Non-Vote(1):	43,233,628

This shareholder proposal was not approved.

(1) Broker non-votes occur when brokers or nominees do not exercise discretionary voting on certain matters because, under the rules of the New York Stock Exchange, they are not allowed to vote on those matters without instructions from the beneficial owner of the shares.  Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

Pacific Gas and Electric Company:

On May 11, 2011, Pacific Gas and Electric Company held its annual meeting of shareholders. At the annual meeting, the shareholders voted as indicated below on the following matters:

1.	Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the proxy statement):

	For	Against	Abstain	Broker Non-Vote(1)
David R. Andrews	267,120,161	78,975	27,504	5,255,369
Lewis Chew	267,116,558	79,195	30,887	5,255,369
C. Lee Cox	267,113,555	85,177	27,908	5,255,369
Maryellen C. Herringer	267,073,479	122,457	30,704	5,255,369
Christopher P. Johns	267,120,793	74,862	30,985	5,255,369
Roger H. Kimmel	267,126,224	70,630	29,786	5,255,369
Richard A. Meserve	267,118,693	77,444	30,503	5,255,369
Forrest E. Miller	267,128,014	70,961	27,665	5,255,369
Rosendo G. Parra	267,111,137	84,269	31,234	5,255,369
Barbara L. Rambo	267,110,603	89,212	26,825	5,255,369
Barry Lawson Williams	267,105,736	93,399	27,505	5,255,369

Each director nominee named above was elected a director of Pacific Gas and Electric Company.

2.	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2011 (included as Item 2 in the proxy statement):

For:	272,324,721
Against:	114,115
Abstain:	43,173

This proposal was approved.

3.	Non-binding advisory vote on executive compensation (included as Item 3 in the proxy statement):

For:	267,007,692
Against:	169,840
Abstain:	49,107
Broker Non-Vote(1)	5,255,370

This proposal was approved.

4.	Non-binding advisory vote on the frequency of the advisory vote on executive compensation (included as Item 4 in the proxy statement):

1 Year:	266,949,459
2 Years:	110,145
3 Years:	92,734
Abstain:	74,300
Broker Non-Vote(1)	5,255,371

The one-year option was approved.  In accordance with the voting results for this item, Pacific Gas and Electric Company will maintain its policy of providing shareholders with an annual opportunity to cast a non-binding advisory vote on executive compensation until the next required advisory vote on the frequency of future advisory votes on executive compensation.  Under the Dodd-Frank Act, Pacific Gas and Electric Company is required to provide shareholders at least once every six calendar years with the opportunity to cast a non-binding advisory vote on the frequency of shareholder votes on executive compensation.

(1) Broker non-votes occur when brokers or nominees do not exercise discretionary voting on certain matters because, under the rules of the New York Stock Exchange, they are not allowed to vote on those matters without instructions from the beneficial owner of the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: May 12, 2011	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: May 12, 2011	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary